UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

DoubleVerify Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40349	82-2714562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Broadway New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 631-2111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	DV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed solely to correct the press release attached as Exhibit 99.1 to the Current Report on Form 8-K filed by DoubleVerify Holdings, Inc. with the Securities and Exchange Commission on August 6, 2026. No other changes have been made to the original report.

Item  8.01 Other Events.

On August 6, 2026, DoubleVerify Holdings, Inc. (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 6, 2026.
EX 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the Merger Agreement and the proposed Merger involving the Company, Parent and Merger Sub. The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

No Offer

No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology.  These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements.  Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on our business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Reports on Form 10-Q for the quarter ended June 30, 2026.  New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes.  Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made.  Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026

DOUBLEVERIFY HOLDINGS, INC.

By:	/s/ Mark Zagorski
Name: Mark Zagorski
Title: Chief Executive Officer